UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2020

People’s Utah Bancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure

On June 16, 2020, People’s Utah Bancorp (the “Company”) issued a press release in response to the Schedule 13D filed by various members of the Gunther family and related entities with the Securities and Exchange Commission on June 12, 2020.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	People’s Utah Bancorp Press Release, dated June 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: June 16, 2020	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer

EXHIBIT 99.1

PEOPLE’S UTAH BANCORP ISSUES RESPONSE TO 13D FILING BY VARIOUS GUNTHER FAMILY MEMBERS AND RELATED ENTITIES

AMERICAN FORK, UTAH, June 16, 2020 – People’s Utah Bancorp (the “Company” or “PUB”) (Nasdaq: PUB) today issued the following statement in response to the Schedule 13D filed by various members of the Gunther Family and related entities (the “Gunther Family Shareholders”) on June 12, 2020.  “The Company welcomes open communication with all of its shareholders and values constructive input that serves to advance the Company’s goal of enhancing shareholder value. With the support of the Company’s Board of Directors, management will continue to be singularly focused on the Company’s strategic vision of becoming the best bank for your business,” said Len Williams, President and Chief Executive Officer of PUB.  “As the largest community bank in Utah, we are well positioned to continue to grow market share in Utah and to expand throughout the Intermountain West.  The Company will continue to evaluate opportunities to enhance shareholder value.”

As disclosed in the Section 13D filing, Board members Paul Gunther and Jonathan Gunther are parties to a Shareholder Agreement dated January 28, 2020, along with other members of the Gunther family, whereby Dale O. Gunther and Blaine C. Gunther have been designated to represent such shareholders with respect to “communication with the Board of PUB, members of management and/or other shareholders from time to time with respect to operational, strategic, financial or governance matters or to otherwise work or propose to work with management and the Board with a view to maximizing shareholder value.”  The Gunther Family Shareholders noted in the 13D filing that they currently do not have any plans or formal proposals to provide to the Company but may consider such matters and, subject to applicable law, may formulate a plan with respect to such matters or make formal proposals to the Board of Directors of the Company, other shareholders of the Company or other third parties regarding such matters.

“While the Company generally does not comment on interactions with particular shareholders, management has had constructive discussions with the Gunther Family and expects to continue that dialogue in an effort to understand their views,” said Mr. Williams.

Forward-Looking Statements

This press release may contain certain forward-looking statements that are based on management's current expectations regarding the Company’s strategic direction and related matters.    Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the duration and impact of the COVID-19 pandemic, natural disasters, general economic conditions, economic uncertainty in the United States, changes in interest rates, deposit flows, real estate values, costs or effects of acquisitions, competition, changes in accounting principles, policies or guidelines, legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting the Company's operations, pricing, products and services. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available from the Company’s website.  The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

About People’s Utah Bancorp

People’s Utah Bancorp is a $2.5 billion bank holding company for AltabankTM.  AltabankTM is the largest community bank in Utah.  AltabankTM, a full-service bank, provides loans, deposit and cash management services to businesses and individuals through 26 branch locations from Preston, Idaho to St. George, Utah. Our clients have direct access to bankers and decision-makers who work with clients to understand their specific needs and offer customized financial solutions. AltabankTM has been serving communities in Utah and southern Idaho for more than 100 years. More information about AltabankTM is available at www.altabank.com.  More information about People’s Utah Bancorp is available at www.peoplesutah.com.

Investor Relations Contact

Mark K. Olson

Executive Vice President and Chief Financial Officer

People’s Utah Bancorp

1 East Main Street

American Fork UT 84003

investorrelations@peoplesutah.com

Phone: 801-642-3998